UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 9, 2023, United Community Banks, Inc.’s (the “Company”) Board of Directors approved an extension of its preferred stock repurchase program, authorizing the Company to repurchase up to $18.4 million of its outstanding Series I Non-Cumulative Preferred Stock directly or through the repurchase of depositary shares representing 1/1000th of a share of Series I Non-Cumulative Preferred Stock, in each case, from time to time on the open market, in privately negotiated transactions, or in any other manner that complies with the provisions of the Securities Exchange Act of 1934, as amended. The extended repurchase authorization will expire on December 31, 2024.

The preferred stock repurchase program may be modified, suspended or discontinued at any time in the Company’s discretion without prior notice, and does not commit the Company to repurchase shares of its preferred stock or depositary shares. The actual number and value of the shares to be purchased will be determined by the Company at its discretion, and will depend on a number of factors including the performance of the price of the depositary shares, market conditions, the availability of alternative investment opportunities and other factors the Company deems appropriate.

Also on November 9, 2023, the Company’s Board of Directors approved the extension of its common stock repurchase program, authorizing the repurchase of up to $50.0 million of its outstanding common stock from time to time on the open market, in privately negotiated transactions, or in any other manner that complies with the provisions of the Securities Exchange Act of 1934, as amended. The extended repurchase authorization will expire on December 31, 2024.

The common stock repurchase program may be modified, suspended or discontinued at any time in the Company’s discretion without prior notice, and does not commit the Company to repurchase shares of its common stock. The actual number and value of the shares to be purchased will be determined by the Company at its discretion, and will depend on a number of factors including the performance of the price of the Company’s stock, other market conditions, the availability of alternative investment opportunities and other factors the Company deems appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer

Date: November 9, 2023